UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                  Date of Report:  June 19, 2003
         (Date of Earliest Event Reported:  June 17, 2003)

                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)

                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code (713) 420-2600


Item 5.  Other Events
         ------------

      On  June  17,  2003,  we announced that  preliminary  results
indicate  our  shareholders  have voted  to  re-elect   El  Paso's
nominees to the Board of Directors. A copy of our press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, ProForma Financial Information and
         Exhibits
         -----------------------------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description
                -------    -----------
                  99.1     Press Release dated June 17, 2003.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION


                              By: /s/ Jeffrey I. Beason
                                 -----------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  June 19, 2003


                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------

      99.1        Press Release dated June 17, 2003.